UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 19, 2007


                            TONGA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Colorado                       000-50619             84-1069035
-------------------------------   ----------------------  ----------------
(State or other jurisdiction of   (Commission File        IRS Employer
 incorporation)                   Number)                 Identification Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Appointment of Chief Executive Officer

On October 20, 2007, the Board of Directors of Tonga Capital Corporation (the Company) appointed Mr. Gregory A. Enders as the Chief Executive Officer of the Company. Mr. Enders has served as a director of the Company, since October 10, 2007.

The Company is in the process of finalizing the terms and conditions of Mr. Enders employment with the Company.

Mr. Enders has served as Chief Executive Officer and/or Director of several public and private companies including Stratasoft, Inc., Commerciant Holdings, Inc., Intermat, Inc., Strategic Distribution, MRO Software, Inc., Integration Systems, Inc. (d/b/a Bizmart Computer Super Centers) and Computer Productivity, Inc. Most of these companies have been involved in existing and emerging technologies and have included high volume hardware sales, technology development, professional skills training, communications and electronics. For 15 years, he has simultaneously served as Chairman and CEO of Enders Racing, LLC, a motorsports marketing and competition company to operate an NHRA Pro Stock Championship Drag Racing Team. This team was the subject of the Disney Movie, "Right on Track". In addition, Mr. Enders has served as President and CEO of GEAM, Inc., an acquisitions and management company established for the purpose of consulting in the areas of business acquisitions, financial restructuring, strategic planning and implementation of client companies. Mr. Enders served in the United States Air Force (both active duty and reserves) from 1972 - 1978. From 2002 until August of this 2007 Mr. Enders served on the Development Board of Texas A&M's Mays Business School.


Resignation of Chief Financial Officer

On October 19, 2007, the Company entered into a Separation Agreement with Mr. Stuart C. Cater. As a result of the Separation Agreement, Mr. Cater has resigned as the Company's Chief Financial Officer and Secretary, effective October 19, 2007.

As part of the Separation Agreement, Mr. Cater will receive a severance payment of $60,000, initially, and in addition he will receive a monthly payment of $7,500 for 12 months, starting November 15, 2007. In addition, of the 2,000,000 options granted for shares of the Company, held by Mr. Cater, 375,000 shares are fully vested and exercisable, immediately. The remaining 1,625,000 options held by Mr. Cater were cancelled.

The Board of Directors of the Company has not identified a candidate for the position, at this time.

 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - 10.1 Separation Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        TONGA CAPITAL CORPORATION



                                        By:     /s/ GREGORY A. ENDERS
                                                -------------------
                                                    GREGORY A. ENDERS,
                                                    CHIEF EXECUTIVE OFFICER


Date: October 25, 2007